Operating Leases	12 Months Ended
Dec. 31, 2011
Operating Leases [Abstract]
Operating Leases

10.                  Operating Leases

A.      At December 31, 2011, we owned 2,634 properties in 49 states, plus an additional three properties owned by Crest. Of the 2,634 properties, 2,619, or 99.4%, are single-tenant properties, and the remaining 15 are multi-tenant properties. At December 31, 2011, 87 properties were vacant and available for lease or sale.

Substantially all leases are net leases where the tenant pays property taxes and assessments, maintains the interior and exterior of the building and leased premises, and carries insurance coverage for public liability, property damage, fire and extended coverage.

Rent based on a percentage of a tenants’ gross sales (percentage rents) for 2011, 2010 and 2009 was $1.4 million, including amounts recorded to discontinued operations of $38,000 in 2011, $75,000 in 2010 and $130,000 in 2009.

At December 31, 2011, minimum future annual rents to be received on the operating leases for the next five years and thereafter are as follows (dollars in thousands):

2012	$454,695
2013	439,836
2014	422,577
2015	407,459
2016	392,067
Thereafter	3,105,365

Total	$5,221,999

B.      Major Tenants - No individual tenant’s rental revenue, including percentage rents, represented more than 10% of our total revenue for each of the years ended December 31, 2011, 2010 or 2009.